SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)     May 29, 2003


                         BrandAid Marketing Corporation
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


           Delaware                0-28772              35-1990559
        ---------------          ------------       -------------------
        (State or other          (Commission         (I.R.S. Employer
        jurisdiction of          File Number)       Identification No.)
        incorporation)


    1715 Stickney Point Rd, Suite A-12 Sarasota, Florida        34231
    ----------------------------------------------------      ----------
         (Address of principal executive offices)             (Zip Code)


                                 (941) 925-8312
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


ITEM 5 - OTHER EVENTS

On May 28, 2003 Form 14A was received by the Securities and Exchange Commission indicating that the holders of 4,368,769 shares which represented a clear majority of the the company's shareholders had appointed Steven Biss,as their attorney-in-fact to execute a consent of stockholders in lieu of meeting. Mr. Biss was first appointed on May 23 by holders of 4,137,406 shares, which constituted a clear majority of the shares on that date. The consent required the termination of the existing directors and officers and their replacement with a new board of directors and officers. (see exhibit form 14A)..


ITEM 7 - EXHIBITS

The following exhibit is attached and filed electronically herewith:

         Exhibit Number        Name of Exhibit

         20.1 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the attorney in fact on behalf of the shareholders has caused this report be signed.



                                             /s/ Steven S. Biss
                                             -------------------------------
                                             Steven S. Biss on behalf of the
                                             Shareholders

Date: June 13, 2003




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                                TABLE OF EXHIBITS



         Exhibit Number         Name of Exhibit

         20.1 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934








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